UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2009

AFFINITY GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-142890	26-4152475
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

7950 Main Street, Suite 217 Maple Grove, MN	55311
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   763-424-4754

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement

As previously reported, on March 2, 2009, Affinity Gold Corp. (the “Company”) entered into an asset purchase agreement (the “Asset Purchase Agreement”) with AMR Project Peru, S.A.C.(“AMR”), a Peruvian corporation, whereby the Company agreed to pay US$200,000 and to issue 12,000,000 shares of common stock of the Company to AMR as consideration for the acquisition of the mining concession title named “AMR Project” covering 500 hectares and the physical mining concession certificate as evidenced by Certificate No. 7996-2006-INACC-UADA granted to AMR by the Republic of Peru, National Institute of Concessions and Mining Cadastre on December 11, 2006, including all improvements, structures and equipment on and used by AMR on such mining concession rights (collectively, the “Mining Concession Rights”), which Mining Concession Rights are located in the Inambari River Basin of Puno, Peru.

The closing of the Asset Purchase Agreement was to be held on April 30, 2009 (the “Closing Date”), or on such earlier or later Closing Date as may be agreed to in advance and in writing by each of the Company and AMR, with any extension of the Closing Date being a maximum of 14 days per extension.

However, on April 30, 2009, the Company and AMR entered into an Amendment Agreement (the “Amendment Agreement”), whereby the parties have decided to amend the arrangement by changing the structure of the arrangement from an asset purchase agreement to a share exchange agreement resulting in AMR becoming a wholly owned subsidiary of the Company upon closing of the share exchange agreement.  In addition, under the Amendment Agreement, the Company and AMR agreed to terminate the Asset Purchase Agreement so it will no longer have any force and effect.

The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment Agreement, which is attached hereto as Exhibit 10.1, and which is incorporated herein by reference.

ITEM 3.02.  Unregistered Sale of Equity Securities

On April 30, 2009, Affinity Gold Corp. (the “Company”) issued 285,060 shares of common stock of the Company to 2 individuals due to the closing of the Company’s private placement at $0.50 per share for total gross proceeds of $142,530.  The Company believes that the two issuances are exempt from registration under Regulation S promulgated under the Securities Act as the securities were issued to the individuals through offshore transactions which were negotiated and consummated outside of the United States.

Item 8.01.  Other Events

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.1 and 99.2.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Amendment Agreement between Affinity Gold Corp. and AMR Project Peru, S.A.C., dated April 30, 2009

99.1	News release dated April 22, 2009

99.2	News release dated May 6, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 7, 2009

AFFINITY GOLD CORP.

By:	/s/ Corey Sandberg
Name:	Corey Sandberg
Title:	Secretary and Director